                                                                      EXHIBIT 23

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Rock-Tenn Company of our reports dated December 14, 2005, with respect to the consolidated financial statements and schedules of Rock-Tenn Company, Rock-Tenn Company management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Rock-Tenn Company, included in this Annual Report (Form 10-K) for the year ended September 30, 2005.

(i) the Registration Statement (Form S-8 No. 333-77237) pertaining to the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company 1989 Stock Option Plan and the Rock-Tenn Company 1987 Stock Option Plan;

(ii) the Registration Statement (Form S-8 No. 33-83304) pertaining to the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company Incentive Stock Option Plan, and the Rock-Tenn Company 1987 Stock Option Plan;

(iii) the Registration Statement (Form S-3 No. 333-62338) of Rock-Tenn Company pertaining to the registration of $300,000,000 of debt securities;

(iv) the Registration Statement (Form S-8 No. 333-104870) pertaining to the Rock-Tenn Company Supplemental Retirement Savings Plan;

(v) the Registration Statement (Form S-8 No. 333-113212) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan;

(vi) the Registration Statement (Form S-8 No. 333-62346) pertaining to the Rock-Tenn Company 1993 Employee Stock Option Plan and the 2000 Incentive Stock Plan, and the Rock-Tenn Company 2004 Incentive Stock Plan; and

(vii) the Registration Statement (Form S-8 No. 333-122745) pertaining to the Rock-Tenn Company 2004 Incentive Stock Plan.



                                             Ernst & Young LLP


Atlanta, Georgia
December 14, 2005